Oppenheimer Main Street Small Cap Fund®/VA

Supplement dated May 19, 2009 to the

Prospectus dated April 30, 2009

This supplement amends the Prospectus of Oppenheimer Main Street Small Cap Fund/VA (the “Fund”) dated April 30, 2009.

1. The first sentence in the section "The Fund's Main Investment Strategies," on page 3 of the Prospectus, is deleted in its entirety and is replaced by the following:

THE FUND'S MAIN INVESTMENT STRATEGIES. The Fund mainly invests in common stocks of small-capitalization U.S. companies based on analyses using fundamental analysis and quantitative models.

2. The section "How Do the Portfolio Managers Decide What to Buy or Sell," beginning on page 3 of the Prospectus, is deleted in its entirety and is replaced by the following:

HOW THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL.  The Fund's portfolio managers use fundamental research and quantitative models to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•

A fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. The portfolio managers may also consider an industry’s outlook, market trends and general economic conditions.

•	Quantitative models to rank securities within each sector to identify potential buy and sell candidates. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. In addition, the portfolio managers use the following sell criteria:

•	The stock price is approaching its target

•	The company’s competitive position deteriorates

•	Poor execution by the company’s management, or

•	More attractive alternative investment ideas have been identified.

3. The section "The Fund’s Principal Investment Policies and Risks," under “About the Fund’s Investments” beginning on page 8 of the Prospectus, is deleted in its entirety and is replaced by the following:

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

COMMON STOCK. The Fund primarily invests in common stocks. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

SMALL-CAP COMPANIES. The Fund invests mainly in the common stock of small cap companies. The small-cap companies in which the Fund invests may include companies that are developing new products or services with relatively favorable prospects, or that are expanding into new and growing markets. That may enable them to capture a dominant or important market position. Some small-cap companies may have a special area of expertise or the ability to take advantage of changes in market or demographic factors in a more profitable way than larger, more established companies.
DIVERSIFICATION AND CONCENTRATION. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry.  At times, however, the Fund may emphasize investments in some industries more than others.

4. The paragraphs entitled “Risks of Foreign Investing” and “Time Zone Arbitrage” under "Other Investment Strategies and Risks," beginning on page 10 of the Prospectus, are deleted in their entirety and replaced by the following:

Foreign Investing. The Fund can buy securities issued by companies or governments in any country, including in developing or emerging market countries. While there is no limit on the Fund's foreign investments, the Fund does not currently plan to invest a significant amount of its assets in securities of foreign issuers.
 While foreign securities may offer special investment opportunities, there are also special risks. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's securities that are denominated in that foreign currency. Additionally, foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in economic or monetary policy in the United States or abroad, or other political and economic factors.

If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

The Fund may invest in securities of foreign issuers that are traded on U.S. or foreign exchanges. The Fund may purchase American Depository Shares (“ADS”) as part of American Depository Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks, discussed above, that apply to foreign securities traded and held abroad.

Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as “master limited partnerships” or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Exchange-Traded Funds. The Fund can invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to securities represented by the ETF's portfolio at times when the Fund may not be able to buy those securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. The Fund does not intend to invest in other ETFs unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Funds' investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

5. The section "How the Fund is Managed – Portfolio Managers," on page 15 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Matthew P. Ziehl and Raman Vardharaj, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Ziehl has been lead portfolio manager of the Fund and Mr. Vardharaj has been co-portfolio manager of the Fund since May 2009.

Mr. Ziehl has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. From January 2001 to December 2001, he was a team leader and co-portfolio manager, from August 1999 to December 2000 co-portfolio manager, and from May 1998 to August 1999 a small-cap analyst with Salomon Brothers Asset Management, Inc. for small growth portfolios. Mr. Ziehl is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Vardharaj, CFA, has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Vardharaj was sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Mr. Vardharaj is a portfolio manager of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

May 19, 2009                                                                                                                                    PS0297.009